UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2019

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On December 2, 2019, Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AK Steel Holding Corporation, a Delaware corporation (“AK Steel”), and Pepper Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into AK Steel (the “Merger”), with AK Steel surviving the Merger as a wholly owned subsidiary of the Company.
Subject to the terms and conditions set forth in the Merger Agreement, upon consummation of the Merger, each share of AK Steel common stock, par value $0.01 per share (each, an “AK Steel Share”), issued and outstanding immediately prior to the effective time of the Merger (other than AK Steel Shares owned by the Company, Merger Sub or any other direct or indirect wholly owned subsidiary of the Company and AK Steel Shares owned by AK Steel or any direct or indirect wholly owned subsidiary of AK Steel) will be converted into, and become exchangeable for, 0.400 of a share of common stock, par value $0.125 per share, of the Company (the “Company Shares”).
The completion of the Merger is subject to the satisfaction or waiver of certain customary mutual conditions, including (i) the receipt of the required approvals from the Company’s shareholders and AK Steel’s stockholders, (ii) the Company’s registration statement on Form S-4 having become effective under the Securities Act of 1933, (iii) the Company Shares issuable in connection with the Merger having been approved for listing on the New York Stock Exchange, subject to official notice of issuance, (iv) receipt of specified required regulatory approvals in identified jurisdictions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act and (v) the absence of any governmental order or law prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon (a) compliance by the other party in all material respects with its pre-closing obligations under the Merger Agreement and (b) the accuracy of the representations and warranties of the other party as of the date of the Merger Agreement and as of the closing (subject to customary materiality qualifiers). The Company’s and AK Steel’s obligation to complete the Merger is also subject to AK Steel's receipt of a tax opinion from AK Steel’s tax counsel (or, if AK Steel’s tax counsel is unwilling or unable to deliver such tax opinion, the Company’s tax counsel, or, if the Company's tax counsel does not deliver such an opinion, subject to AK Steel using reasonable best efforts to obtain a tax opinion from another nationally recognized tax counsel) to the effect that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the "Code") and the parties will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.
The Company and AK Steel have made customary representations, warranties and covenants in the Merger Agreement. The Company and AK Steel have agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) the use of their respective reasonable best efforts, subject to certain exceptions, to obtain governmental and regulatory approvals, (iii) obligations to facilitate AK Steel stockholders’ consideration of, and voting upon, the adoption of the Merger Agreement and certain related matters as applicable, (iv) obligations to facilitate the Company’s shareholders’ consideration of, and voting upon, the Merger, (v) the recommendation by the board of directors of AK Steel in favor of the adoption by its stockholders of the Merger Agreement, (vi) the recommendation by the board of directors of the Company in favor of shareholder approval of the Merger, including the issuance of Company Shares in connection with the Merger, and (vii) non-solicitation obligations of AK Steel and the Company relating to alternative acquisition proposals.
The Merger Agreement permits the Company to continue paying regular quarterly cash dividends to the Company’s shareholders.
The Merger Agreement contains certain termination rights that may be exercised by either the Company or AK Steel, including in the event that (i) both parties agree by mutual written consent to terminate the Merger Agreement, (ii) the Merger is not consummated by June 30, 2020 (the “End Date”), which under certain circumstances may be extended to September 30, 2020 and subsequently through December 31, 2020 if required regulatory approvals have not been obtained, (iii) the approval required from either the Company’s shareholders or AK Steel’s stockholders is not obtained or (iv) any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable. In addition, in certain circumstances, AK Steel may terminate the Merger Agreement (a) if the Company’s board of directors changes or adversely modifies (or has been deemed to have changed or adversely modified) its recommendation that the Company's shareholders vote in favor of the Merger, including the issuance of Company Shares in connection with the Merger, (b) if the Company breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances), (c) if the Company materially breaches its non-solicitation obligations, (d) if the Company materially breaches certain S-4 registration statement and prospectus/proxy statement obligations, (e) if the Company materially breaches certain obligations to convene and hold the Company shareholders meeting or (f) in order to enter into an unsolicited alternative acquisition proposal that constitutes a “Company Superior Proposal” (as that term is defined in the Merger Agreement), subject to AK Steel having first complied with certain matching right obligations. The Company may additionally terminate the Merger Agreement (1) if AK Steel’s board of directors changes or adversely modifies (or has been deemed to have changed or adversely modified) its recommendation that AK Steel’s stockholders vote in favor of the adoption of the Merger Agreement, (2) if AK Steel breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances), (3) if AK Steel materially breaches its non-solicitation obligations, (4) if AK Steel materially breaches certain S-4 registration statement and prospectus/proxy statement obligations, (5) if AK Steel materially breaches certain obligations to convene and hold the AK Steel stockholders meeting or (6) in order to enter into an unsolicited alternative acquisition proposal that constitutes a “Parent Superior Proposal” (as that term is defined in the Merger Agreement), subject to the Company having first complied with certain match right obligations.
If the Merger Agreement is terminated (i) by the Company as a result of (a) an adverse AK Steel recommendation change, (b) a material breach by AK Steel of its non-solicitation obligations or (c) a material breach by AK Steel of (1) its S-4 registration statement and prospectus/proxy statement obligations or (2) its obligations to convene and hold the AK Steel stockholders meeting, or (ii) by AK Steel to enter into a definitive agreement with respect to a “Company Superior Proposal” (as such term is defined in the Merger Agreement), then AK Steel will be obligated to pay to the Company a termination fee equal to $30 million (the “Termination Fee”).
Furthermore, if (i) the Merger Agreement is terminated (a) by the Company or AK Steel due to the Merger not having been consummated by the End Date or due to the required approval by AK Steel’s stockholders not having been obtained or (b) by the Company if AK Steel has breached certain of AK Steel's representations, warranties, covenants or agreements contained in the Merger Agreement, (ii) an alternative acquisition proposal has been publicly announced after the date of the Merger Agreement and not publicly withdrawn prior to the date of the AK Steel stockholders meeting or prior to the date of such termination, and (iii) within 12 months following the date of such termination, (a) the board of directors of AK Steel recommends in favor of an alternative acquisition proposal, (b) AK Steel enters into an agreement providing for the consummation of such an alternative acquisition proposal or (c) an alternative acquisition proposal is consummated, then AK Steel will be obligated to pay to the Company the Termination Fee.
If the Merger Agreement is terminated (i) by AK Steel as a result of (a) an adverse Company recommendation change, (b) a material breach by the Company of its non-solicitation obligations or (c) a material breach by the Company of (1) its S-4 registration statement and prospectus/proxy statement obligations or (2) its obligations to convene and hold the Company shareholders meeting or (ii) by the Company to enter into a definitive agreement with respect to a “Parent Superior Proposal” (as such term is defined in the Merger Agreement), then the Company will be obligated to pay to AK Steel the Termination Fee.
Furthermore, if (i) the Merger Agreement is terminated (a) by the Company or AK Steel due to the Merger not having been consummated by the End Date or due to the required approval by the Company’s shareholders not having been obtained or (b) by AK Steel if the Company has breached certain of the Company's representations, warranties, or covenants contained in the Merger Agreement, (ii) an alternative acquisition proposal has been publicly announced after the date of the Merger Agreement and not publicly withdrawn prior to the date of the Company shareholders meeting or prior to the date of such termination, and (iii) within 12 months following the date of such termination, (a) the board of directors of the Company recommends in favor of an alternative acquisition proposal, (b) the Company enters into an agreement providing for the consummation of such an alternative acquisition proposal, or (c) an alternative acquisition proposal is consummated, then the Company will be obligated to pay to AK Steel the Termination Fee.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, AK Steel or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Company or AK Steel included in their public reports filed with the Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the respective parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's and AK Steel's public disclosures.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. INVESTORS AND SECURITYHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROSPECTUS/PROXY STATEMENT THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint prospectus/proxy statement will be mailed to shareholders of the Company and stockholders of AK Steel. Investors and securityholders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.clevelandcliffs.com, or by contacting the Company’s Investor Relations Department at 216-694-6544, or from AK Steel at its website, www.aksteel.com, or by contacting AK Steel’s Investor Relations Department at 513-425-5215.
Participants in the Solicitation
The Company and AK Steel and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed March 12, 2019, for the Company’s 2019 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019. Information concerning AK Steel’s participants is set forth in the proxy statement, filed April 10, 2019, for AK Steel’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A and AK Steel’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This filing contains forward-looking statements within the meaning of federal securities laws regarding the Company. These forward-looking statements relate to, among other things, the proposed transaction between the Company and AK Steel and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of the Company. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. Factors that could cause the Company’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between the Company and AK Steel on anticipated terms and timetable; the ability to obtain approval by the stockholders of AK Steel and the shareholders of the Company related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the Merger Agreement; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of AK Steel; future levels of revenues, operating costs, income from operations, net income or earnings per share; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; business strategies, growth opportunities and expected investments; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the Company’s business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting the Company; and the factors set forth under the heading “Risk Factors” in the Company’s and AK Steel’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, filed with the SEC. The forward-looking statements are based on current expectations, estimates and projections about the Company’s industry. These statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that cannot be predicted. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While the Company’s management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Accordingly, the Company’s actual results may differ materially from the future performance that is expressed or forecast in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of December 2, 2019, by and among Cleveland-Cliffs Inc., AK Steel Holding Corporation, and Pepper Merger Sub Inc.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
_________
* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Cleveland-Cliffs Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	December 4, 2019	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary